Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $7
Janus Aspen International Growth Portfolio: $8,908
Janus Aspen Worldwide Growth Portfolio: $5,888

Service Class
Janus Aspen Global Technology Portfolio: $89
Janus Aspen International Growth Portfolio: $14,079
Janus Aspen Worldwide Growth Portfolio: $887

Service II Class
Janus Aspen Global Technology Portfolio: $17
Janus Aspen International Growth Portfolio: $4,142
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $116,712
Janus Aspen Fundamental Equity Portfolio: $3,033
Janus Aspen Mid Cap Growth Portfolio: $26,158
Janus Aspen Mid Cap Value Portfolio: $1,417

Service Class
Janus Aspen International Growth Portfolio: $203,366
Janus Aspen Fundamental Equity Portfolio: $693
Janus Aspen Mid Cap Growth Portfolio: $17,656
Janus Aspen Mid Cap Value Portfolio: $6,678

Service II Class
Janus Aspen International Growth Portfolio: $59,910


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Global Technology Portfolio: $0.0094
Janus Aspen International Growth Portfolio: $0.6290
Janus Aspen Worldwide Growth Portfolio: $0.2025

Service Class
Janus Aspen Global Technology Portfolio: $0.0036
Janus Aspen International Growth Portfolio: $0.5705
Janus Aspen Worldwide Growth Portfolio: $0.1645

Service II Class
Janus Aspen Global Technology Portfolio: $0.0037
Janus Aspen International Growth Portfolio: $0.5698
Janus Aspen Worldwide Growth Portfolio: $0.1693

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $8.2410
Janus Aspen Fundamental Equity Portfolio: $6.8638
Janus Aspen Mid Cap Growth Portfolio: $1.9308
Janus Aspen Mid Cap Value Portfolio: $1.7813

Service Class
Janus Aspen International Growth Portfolio: $8.2410
Janus Aspen Fundamental Equity Portfolio: $6.8638
Janus Aspen Mid Cap Growth Portfolio: $1.9308
Janus Aspen Mid Cap Value Portfolio: $1.7813

Service II Class
Janus Aspen International Growth Portfolio: $8.2410

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $740
Janus Aspen International Growth Portfolio: $16,739
Janus Aspen Worldwide Growth Portfolio: $29,247

Service Class
Janus Aspen Global Technology Portfolio: $24,767
Janus Aspen International Growth Portfolio: $29,353
Janus Aspen Worldwide Growth Portfolio: $5,416

Service II Class
Janus Aspen Global Technology Portfolio: $4,677
Janus Aspen International Growth Portfolio: $8,583
Janus Aspen Worldwide Growth Portfolio: $375

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $4.38
Janus Aspen International Growth Portfolio: $48.19
Janus Aspen Worldwide Growth Portfolio: $28.85

Service Class
Janus Aspen Global Technology Portfolio: $4.52
Janus Aspen International Growth Portfolio: $47.48
Janus Aspen Worldwide Growth Portfolio: $28.60

Service II Class
Janus Aspen Global Technology Portfolio: $4.60
Janus Aspen International Growth Portfolio: $47.72
Janus Aspen Worldwide Growth Portfolio: $28.68